J.P. MORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Eagle Class Shares)

(each a series of JPMorgan Trust II)

Supplement dated December 27, 2011

to the Summary Prospectuses dated December 27, 2011

Until February 20, 2012, the address to which you will need to write to purchase or sell shares will change, as set forth below.

The second bullet point in the section titled “Purchase and Sale of Fund Shares” in each Fund’s Risk/Return Summary is hereby deleted in its entirety and replaced by the following:

•	By writing to Eagle Fund Services, Inc., P.O. Box 5354, Cincinnati, OH 45201

Beginning February 20, 2012, this supplement shall no longer apply.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-MM-E-1211